MATHERS FUND, INC.

100 Corporate North    *    Bannockburn, Illinois 60015
         800-962-FUND    *    847-295-7400
              mathersfund@earthlink.net

     DIRECTORS
           TYLER R. CAIN
           CHARLES G. FREUND
           JON P. HEDRICH
           ROBERT E. KOHNEN
           ANNE E. MORRISSY                                            [LOGO]
           ROBERT J. REYNOLDS
           JACK O. VANCE
           HENRY G. VAN DER EB, JR.

     OFFICERS                                                          MATHERS
           HENRY G. VAN DER EB, JR., CFA                                 FUND
           Chairman

           ROBERT J. REYNOLDS, CFA
           President

           ANNE E. MORRISSY, CFA
           Executive Vice President and Secretary

           LAWRENCE A. KENYON, CPA
           Senior Vice President and Chief Financial Officer

           EDITH L. COOK
           Vice President and Treasurer

           MARY ANNE KINNUCAN
           Vice President

           HEIDI M. STUBNER
           Vice President

     Investment Adviser
           MATHERS AND COMPANY, INC.                              ANNUAL REPORT
           Bannockburn, Illinois

     Custodian                                                         1998
           STATE STREET BANK AND TRUST CO.
           Boston, Massachusetts

     Transfer Agent
           DST SYSTEMS, INC.
           Kansas City, Missouri

     Counsel
           SIDLEY & AUSTIN
           Chicago, Illinois

     Auditors
           ARTHUR ANDERSEN LLP
           Chicago, Illinois

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

EXHIBIT I
[Contained here in paper format is a chart reflecting the Standard & Poors 500 stock index adjusted for inflation. The x-axis reflects the years from 1871 through 2000 and its Y-axis is on a logarithmic scale and extends from 15 to
250. The long-term least squares trend line from 1871 through 1998 is also on the chart. The chart was prepared internally by The Bank Credit Analyst. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

    S&P 500
1928 to 1999          Price/Book       Dividend Yield        P/E  Ratio
------------          ----------       --------------        ----------

Avg. of Five
  Major Bottoms          0.9               7.14                  7.8

Long-term Average        1.9               3.82                 14.7

Avg. of Six
  Major Tops             2.4               2.94                 20.2

Sept. 1929 Top           3.6               2.86                 21.1

July '98 Top             6.3               1.35                 30.0

Oct '98 Low              5.1               1.69                 24.6

Jan. '99 High            6.8               1.27                 33.6]


EXHIBIT II
 [Contained here in paper format is a chart reflecting the Stock Market Capitalization as a Percentage of Nominal GDP. This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder CO. A hard copy is available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's x-axis represents years, from 1926 through 2000 and its y-axis shows percentage points, from 0 to
150. The average, since 1926, has been 50.5%. The high points (August 1929, 81.4%; November 1968, 77.8% and December 1972, 78.10%) were all followed by severe bear markets. The current value is a record high, 151.3%.

Three smaller charts appear in a box inset in the main chart. Each of these charts shows a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects gold prices from Jan 1978 at about $150, through its peak in late 1979 at over $800, to its decline in February 1980 at about $470. The second of the three charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The last of the three charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 80.]

LETTER TO SHAREHOLDERS                                          JANUARY 29, 1999
--------------------------------------------------------------------------------

The Chairman of the Federal Reserve must have winced during the State of the Union speech when the President proposed that Social Security funds be invested in the stock market. Since December '96, Mr. Greenspan has repeatedly warned about the risks of the on-going "financial asset bubble" and the negative impact its collapse would have on the "real economy". The minutes from the November FOMC meeting reflect his apprehension: "Many members saw some risk that an easing move at this point might trigger a strong further advance in stock market prices that would not be justified on the basis of likely future earnings and could, therefore, lead to a relatively sharp and disruptive market adjustment later."

Despite this concern, the global financial crisis forced the Fed to lower interest rates in an attempt to prevent the world economy from following Asia and Japan into a prolonged deflationary contraction. The Fed's fear of reflating the stock bubble was quickly realized. In January '99, stocks hit a new record of "irrational exuberance" when buyers paid $78.74 (1.27% yield) for $1.00 of S&P 500 dividends and $33.60 for $1.00 of falling earnings, plus a dizzy $95 for $1.00 of low quality NASDAQ earnings.

Taking a long-term view, as shown by the graph on Exhibit I, the S&P 500's current extreme elevation above its 127-year trend makes its 22.4% decline during the Asian crisis look insignificant. Stocks were not cheap even after this decline, since, at its October low, the S&P 500 remained substantially more overvalued than at its September '29 benchmark high, prior to the Crash (table on Exhibit I). Should the price of the S&P 500 drop to its 127-year long-term trend, the loss would be approximately 65%. A plunge of about 85% would take stocks back to the undervaluation equivalent of August '82, just sixteen years ago.

The Great Baby Boomer Stock Market Mania of '95-'99 is the stock market version of "Look, Ma, no hands!" This is illustrated by Exhibit II which shows the market value of the U.S. stock bubble at 151% of GDP, almost double the '29 speculative top of 81%. If GDP stays constant during the decline, which is unlikely, a drop to this ratio's 72-year average of 50.5%, would result in a 67% stock market loss, while a 78% dive in stocks would return to its undervalued '82 level, when this ratio was 33.5%.

A short list of overpriced, mega-capitalization stocks recently pushed the S&P 500 to new highs while the large majority of stocks, which topped out last April, remain well below their highs. This is why the S&P 500 gained 28.7% for '98 while its unweighted version advanced only 5%, excluding dividends. Additionally, in '98, the average NYSE stock declined 4% and the ratio of declining over advancing issues on the NYSE and NASDAQ combined was 3 to 2, both symptoms of internal market weakness. Slowing equity mutual fund inflows, narrow leadership, and excessive bullish sentiment are market negatives for '99.

During the market meltdown, from the July 20 top to the October 8 low, the Mathers Fund gained 2.1% as the S&P 500 declined 22.4%. This increase placed the Mathers Fund at or near the top of many performance screens run during the financial crisis as well as for the third quarter. The Mathers Fund's proven long-term record of out-performing in down markets ('87 and '90) is supported by its Forbes magazine A+ bear market rating.

As the stock mania has gained momentum, prices have far surpassed all previous long-term records of overvaluation in both degree and duration. Prices have de-linked from fundamentals and are being driven by crowd psychology. In a March '97 Business Week article, the Mathers Fund was named as one of six well-known funds likely to outperform in a market decline. For the one and two year periods ended 12-31-98, the total return of the other five peer group funds averaged -21.5% and -38.2% vs. -5.2% and -2.4% respectively for the Mathers Fund. Today's pay-any-price-for-stocks craze has, for now, made the Fund's historic precedent valuation discipline look inept.

Given the chaotic financial market conditions that prevailed during the late-summer crisis and the stock market's multi-year high-risk overvaluation, it was difficult to anticipate the extent of the rally following the October low. In retrospect, during the early July and late October rallies, the Fund's portfolio was positioned to profit from a decline in equities for several weeks after the upturn began, and this was the primary factor impacting its '98 performance. Modest declines in the equity segments of the portfolio (long, short and hedge) offset the positive return from the U.S. Treasury security segment, which averaged about 90% of the Fund's assets during the year. At year end, the Fund paid a $.65 dividend per share, generating a 5.54% yield.

Regional financial crises are far from over, so the global growth slowdown continues to spread. Asia and Japan remain in severe recessions, Latin America is following suit, China is on the brink and Europe is softening. The U.S. economy is staying aloft by riding the bubble, since the savings rate is zero and consumer spending is too dependent on the wealth effect from continually rising stock prices. When confidence that this precarious U.S. situation can persist cracks, the stock market's ability to sustain unprecedented levels of overvaluation will be tested again.



                                                                        Chairman

                                                   SCHEDULE OF INVESTMENTS                                       December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                   COMMON STOCKS                                                          COMMON STOCKS
Shares                                     Market Value                 Shares                                     Market Value
------                                     ------------                 ------                                     ------------
          AIR TRANSPORT   0.8%                                                     PHARMACEUTICALS   0.1%
 5,000    AMR Corp. *....................  $   296,875                   5,000     ICN Pharmaceuticals, Inc. ....  $     113,125
20,000    KLM Royal Dutch Airlines ......      600,000
                                           -----------
                                               896,875                             RAILROAD   0.3%
                                                                        15,000     Canadian Pacific Ltd..........        283,125

          COMPUTER SERVICES   0.2%                                                 TELECOMMUNICATIONS   0.2%
10,000    Cambridge Technology, Inc. *...      221,250                  10,000     Alcatel ......................        244,375
                                                                                                                   -------------
          ENERGY   0.5%
 5,000    Texaco, Inc....................      264,375
20,000    USEC, Inc......................      277,500           Total Common Stocks (Cost $4,396,181) - 4.2%....  $   4,587,500
                                           -----------                                                             -------------
                                               541,875

          FARM MACHINERY   0.1%                                                                SHORT-TERM NOTES
 5,000    Deere & Co. ...................      165,625               Par Value
                                                                  ------------
          FERTILIZER & RELATED MATERIALS   0.3%                   $  3,623,000      State Street Bank Repurchase
15,000    Agrium Inc. ...................      130,312                                  Agreement, 4.00%, due 1-4-99**
10,000    IMC Global Inc. ...............      213,750                                  (Cost $3,623,000) - 3.3%.  $   3,623,000
                                           -----------                                                             -------------
                                               344,062
          FINANCIAL SERVICES   0.7%
 5,000    Fleet Financial Group Inc......      223,437                                         U.S. TREASURIES
 5,000    J.P. Morgan & Co., Inc.........      525,313
                                           -----------            $ 90,000,000     U.S. Treasury Bills
                                               748,750                                  due 7-22-99+.............  $  87,777,150
          FOOD PROCESSING   0.3%                                    16,000,000     U.S. Treasury Bills
10,000    Corn Products Intl. Inc........      303,750                                due 1-14-99................     15,973,680
                                                                                                                   -------------
          HEALTH SERVICES   0.3%                                 Total U.S. Treasuries
30,000    Beverly Enterprises, Inc. *....      202,500             (Amortized Cost $103,477,414) - 95.6%.........  $ 103,750,830
10,000    Integrated Health Services Inc. *    141,250                                                             -------------
                                           -----------
                                               343,750            TOTAL INVESTMENTS  (Cost $111,496,595).........  $ 111,961,330
          INSURANCE   0.3%                                                                                         -------------
10,000    Conseco, Inc. .................      305,625
                                                                  OTHER ASSETS (Net) - (3.1%) ...................     (3,413,745)
          METALS   0.1%                                                                                            -------------
 5,000    Asarco, Inc....................       75,313            TOTAL NET ASSETS - 100% .......................  $ 108,547,585
                                                                                                                   =============
* Non-Income Producing     ** Collateralized by a U.S. Treasury Note      + Portion pledged to broker for open short positions

                                          SCHEDULE OF SECURITIES SOLD SHORT                              December 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS                                                  COMMON STOCKS
Shares                                      Market Value    Shares                                                 Market Value
------                                      ------------    ------                                                 -------------
          BEVERAGES   0.6%                                                       SPECIALTY RETAIL   0.4%
 10,000   Coca Cola Co. .................   $  668,750      10,000    Books-a-Million Inc. *.....................  $     130,000
                                                            25,000    Sharper Image Corp. *......................        296,875
                                                                                                                   -------------
                                                                                                                         426,875
          SOFTWARE   0.4%                                   TOTAL INVESTMENTS IN COMMON STOCK                      -------------
 20,000   Egghead.com, Inc. *........... .     416,250        SOLD SHORT (Proceeds $1,664,314) - 1.4%............  $   1,511,875
                                                                                                                   =============



Securities sold short are generally held for very short time periods, thus, this schedule may not be representative of the Fund's short position after 12-31-98.

               The accompanying Notes to Financial Statements are
                      an integral part of these schedules.

                      BALANCE SHEET                                                    STATEMENT OF OPERATIONS
                    December 31, 1998                                               Year Ended December 31, 1998
-----------------------------------------------------------          -----------------------------------------------------------
ASSETS                                                               INVESTMENT  INCOME

INVESTMENTS AT MARKET VALUE                                          INCOME

  Common Stocks (Cost $4,396,181)..........  $   4,587,500             Interest.................................  $   6,889,738
  U.S. Treasuries Bills (Amortized
      Cost $103,477,414)...................    103,750,830             Dividends................................         73,825
  Repurchase Agreement (Cost $3,623,000)...      3,623,000
                                             -------------             Other....................................         31,928
  TOTAL INVESTMENTS .......................  $ 111,961,330                                                        -------------
                                             -------------             GROSS INCOME.............................  $   6,995,491
CASH ......................................            789                                                        -------------

RECEIVABLES FOR
                                                                     EXPENSES
  Subscriptions to Capital Stock ..........  $   3,980,495
  Proceeds on Securities Sold Short .......      1,664,314             Gross Management Fee...........    $907,217
  Dividends and Accrued Interest ..........          1,635
                                             -------------             Less: Expense Reimbursement....     (41,301)
  TOTAL RECEIVABLES .......................  $   5,646,444                                               ---------
                                             -------------               Net Management Fee.....................        865,916

TOTAL ASSETS ..............................  $ 117,608,563             Transfer Agent...........................        160,542
                                             =============
LIABILITIES                                                            Legal and Auditing.......................        133,041

PAYABLES FOR                                                           Dividends on Securities Sold Short.......         46,700

  Redemptions of Capital Stock.............  $   4,373,366             Custodian................................         34,661
  Investments Purchased....................      2,435,756
  Securities Sold Short, at market value                               Printing.................................         33,766
    (Proceeds $1,664,314)..................      1,511,875
  Dividend To Shareholders ................        563,603             Registration.............................         22,432
  Accrued Expenses.........................         96,000
  Variation Margin on Open Short Positions          80,378             Taxes....................................          8,344
                                             -------------
TOTAL LIABILITIES .........................  $   9,060,978             Other....................................        110,284
                                             -------------                                                        -------------
                                                                       TOTAL EXPENSES...........................  $   1,415,686
                                                                                                                  -------------
CAPITAL
                                                                     NET INVESTMENT INCOME......................  $   5,579,805
                                                                                                                  -------------
  Capital Stock, $1.00 par value;
       9,252,443 shares outstanding
      (100 million shares authorized)......  $   9,252,443           REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  Paid-In Surplus..........................    140,176,143           INVESTMENTS AND SECURITIES SOLD SHORT
  Accumulated Undistributed Net Investment
      Income...............................        251,081           Net Realized Loss on Investments Sold......  $     (51,633)
  Accumulated Undistributed Net Realized
      Loss on Investments..................    (41,749,256)          Net Realized Loss on Securities Sold Short.     (7,643,718)
  Net Unrealized Appreciation on Investments
      and Securities Sold Short............        617,174           Net Change in Unrealized Appreciation on
                                             -------------               Investments and Securities Sold Short..     (4,390,362)
TOTAL CAPITAL (NET ASSETS).................  $ 108,547,585                                                        -------------
                                             -------------           Net Realized and Unrealized Loss on
TOTAL LIABILITIES AND CAPITAL..............  $ 117,608,563               Investments and Securities Sold Short..    (12,085,713)
                                             =============                                                        -------------
  Net Asset Value (Capital) Per Share at                             Net Decrease in Net Assets Resulting from
    December 31, 1998......................         $11.73               Operations.............................  $  (6,505,908)
                                                    ======                                                        =============

             The accompanying Notes to Financial Statements are an
                       integral part of these statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                                        1998                1997
                                                                                    ------------        ------------
OPERATIONS
    Net Investment Income.......................................................    $  5,579,805        $  5,991,494
    Net Realized Gain/(Loss) on Investments Sold................................         (51,633)          3,088,393
    Net Realized Loss on Securities Sold Short..................................      (7,643,718)                  0
    Net Change in Unrealized Appreciation on Investments and Securities Sold Short    (4,390,362)         (4,616,313)
                                                                                    ------------        ------------

      Net Increase/(Decrease) in Net Assets Resulting from Operations...........      (6,505,908)          4,463,574
                                                                                    ------------        ------------


DISTRIBUTIONS TO SHAREHOLDERS, Dividends from Net Investment Income.............      (5,529,990)         (6,033,168)
                                                                                    ------------        ------------
CAPITAL STOCK ISSUED AND REDEEMED
    Net Proceeds from Sales of Shares, 920,644 and 752,707 shares, respectively       11,377,820           9,989,029
    Net Proceeds from Dividend Reinvestment Plan, 423,392 and 419,098 shares,
     respectively...............................................................       4,966,387           5,473,417
    Cost of Shares Redeemed, 2,686,199 and 3,507,039 shares, respectively.......     (34,164,539)        (47,084,701)
                                                                                    ------------        ------------

      Decrease in Net Assets Derived from Capital Stock Transactions, (1,342,163)
         and (2,335,234) shares, respectively ..................................     (17,820,332)        (31,622,255)
                                                                                    ------------        ------------

      Net Decrease in Net Assets................................................     (29,856,230)        (33,191,849)

TOTAL NET ASSETS
    Beginning of Year ..........................................................     138,403,815         171,595,664
                                                                                    ------------        ------------

    End of Year (including undistributed net investment income of $251,081 and
      $201,267 respectively) ...................................................    $108,547,585        $138,403,815
                                                                                    ============        ============


             The accompanying Notes to Financial Statements are an
                       integral part of these statements.


                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The investment objective is capital appreciation over the long term. The Fund may pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities, such as short sales. The following is a summary of the significant accounting policies of the Fund:
    (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1998, the Fund had total capital loss carryforwards of $41,755,252, of which $11,658,398 expire on December 31, 2003,
        $22,226,886 expire on December 31, 2004, and $7,869,968 expire on
        December 31, 2006.
    (b) Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
    (c) During the year ended December 31, 1998, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    (d) Realized gains or losses are determined on the specific identification method. Dividends associated with common stocks are recognized as income or expense on the ex-dividend date. Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes and dividends on securities sold short, but including the management fee, in any year exceed the sum of 1.5% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000. Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.
3. Cost of U.S. Treasury obligations and of other investment securities purchased during the year ended December 31, 1998, amounted to $224,009,364 and $254,646,801, respectively. Proceeds from U.S. Treasury obligations and other investment securities sold or matured during the year were $232,658,913 and $266,812,905, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At December 31, 1998, gross unrealized appreciation on investments was $624,537 and gross unrealized depreciation on investments was $7,363.
4. During 1998, the Board of Directors declared a distribution of $0.65 per share from net investment income. The ex-dividend and record dates were December 31,1998. The dividend reinvestment price was $11.73 per share, which was the Net Asset Value per share on December 31, 1998. The payable date was December 31,1998, and the dividend is taxable income for 1998. The aggregate dividend was $5,529,990.
5. Financial highlights based on the average number of shares of capital stock outstanding throughout each year are presented below:


                                                                               Year Ended December 31
                                                              --------------------------------------------------------
                                                               1998        1997        1996        1995          1994
                                                               ----        ----        ----        ----          ----
NET ASSET VALUE PER SHARE - BEGINNING OF PERIOD............   $13.06      $13.27      $13.75      $13.55        $15.11
                                                              ------      ------      ------      ------        ------

Net investment income......................................     0.58        0.53        0.40       0.601         0.563
Net realized and unrealized gains/(losses) ................    (1.26)      (0.13)      (0.41)      0.349        (1.448)
                                                              ------      ------      ------     -------       -------
    Total from investment operations ......................    (0.68)       0.40       (0.01)      0.950        (0.885)
                                                              -------     ------      -------    -------       -------

Dividends from net investment income ......................    (0.65)      (0.61)      (0.47)     (0.719)       (0.675)
Distribution from net realized capital gains ..............     0.00        0.00       (0.00)     (0.031)        0.000
                                                              ------      ------      ------     -------       -------
    Total distributions ...................................    (0.65)      (0.61)      (0.47)     (0.750)       (0.675)
                                                              ------      ------      ------     -------       -------

NET ASSET VALUE PER SHARE - END OF PERIOD .................   $11.73      $13.06      $13.27      $13.75        $13.55
                                                              ======      ======      ======      ======        ======

Ratio of total expenses to average net assets..............     1.16%       1.07%       1.03%       0.98%         0.93%
Ratio of net investment income to average net assets ......     4.56%       3.96%       2.96%       4.25%         3.86%
Portfolio turnover ........................................       67%         50%         38%         58%          211%
Average commission rate paid per share.....................      4.2c        4.8c        5.1c          -             -
Total return ..............................................    (5.21%)      3.01%      (0.07%)      7.01%        (5.89%)
Net assets, end of period (000s omitted) .................. $108,548    $138,404    $171,596    $232,303      $293,285
Number of shares outstanding (000s omitted)................    9,252      10,595      12,930      16,896        21,651

                                AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Mathers Fund, Inc.:

    We have audited the accompanying balance sheet of Mathers Fund, Inc. (a Maryland corporation), including the schedules of investments and securities sold short, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and securities sold short as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mathers Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Chicago, Illinois
January 15, 1999                                             ARTHUR ANDERSEN LLP

----------------------------------------------------------------------   -----------------------------------
           COMPARATIVE LONG-TERM GROWTH OF A $1 INVESTMENT                          MATHERS FUND
                          IN MATHERS FUND                                             RANKED #1
                                                                                     GROWTH FUND
                                            Compound       12-31-98                 1 YEAR ENDED
                                          Annual Return   Value of                    12-31-87
                                           From 8-19-65   $1 Invested    Source: Lipper Analytical Services
                                           To 12-31-98    8-19-65 *        12-31-87 "Growth Fund" Category
                                                                               Consists of 236 Funds.
 MATHERS FUND..................................11.53%       $38.14       -----------------------------------
 Standard & Poor's 500.........................12.28         47.70       -----------------------------------
 Value Line Composite...........................7.50         11.16                  MATHERS FUND
 Dow Jones Industrial Average..................11.61         39.07                    RANKED #1
 Long Term U.S. Treasury Bonds..................7.91         12.69                   GROWTH FUND
 U.S. Treasury Bills............................6.88          9.20                  1 YEAR ENDED
 Consumer Price Index...........................5.06          5.19                     6-30-88
                                                                         Source: Lipper Analytical Services
                   * Date of public offering                               6-30-88 "Growth Fund" Category
                                                                               Consists of 235 Funds.
     Income Dividends and Capital Gains Distributions Reinvested         -----------------------------------
----------------------------------------------------------------------   -----------------------------------
                                                                                    MATHERS FUND
                                                                                      RANKED #1
                                                                                     GROWTH FUND
                                                                                    1 YEAR ENDED
                                                                                       9-30-90
                                                                         Source: Lipper Analytical Services
                                                                           9-30-90 "Growth Fund" Category
                                                                               Consists of 257 Funds.
                                                                         -----------------------------------

                 GROWTH OF A $10,000 INVESTMENT IN MATHERS FUND


[contained here in paper format is a chart reflecting the hypothetical value of $10,000 invested in Mathers Fund vs. the same amount invested in the benchmark S&P 500 index on August 19, 1965 (the date of the Fund's public offering.) The x-axis shows years from 1965 through 2000. The Y axis show dollar amounts from 0 to $500,000. The terminal values for Mathers Fund and the S&P 500 are $381,271 and $477,724, respectively. This chart was prepared by Mathers Fund and is available in paper format by calling 800-962-3863.]


                             COMPOUND ANNUAL RETURNS

                             1 YR        5 YRS         10 YRS     33 YRS*
                             ----        -----         ------     ------
MATHERS FUND                (5.21)       (0.35)         3.28       11.53
Standard & Poor's 500       28.72        24.09         19.21       12.28


                                   * From date of public offering 8-19-65

  THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT 800-962-FUND.

   THE FUND'S PRICE CAN BE E-MAILED TO YOU DAILY. PLEASE PROVIDE YOUR E-MAIL ADDRESS BY CALLING 800-962-FUND OR VIA E-MAIL AT mathersfund@earthlink.net.

 SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER AGENT AT
           800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.

The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends and capital gains distributions reinvested.